UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 8, 2015 (September 8, 2015)

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Liberty Plaza, New York, New York		10006
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

The NASDAQ OMX Group, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2015, The NASDAQ OMX Group, Inc. (“Nasdaq” or the “Company”) filed with the Delaware Secretary of State a Certificate of Amendment of its Amended and Restated Certificate of Incorporation (the “Charter”), following approval by the Company’s board of directors and the United States Securities and Exchange Commission (the “SEC”). Also on September 8, 2015, certain amendments to the Company’s By-Laws, which had been previously approved by the Company’s board of directors and the SEC, became effective.

The amendments to the Charter and By-Laws change the Company’s legal name to Nasdaq, Inc.

The text of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference. The text of the By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment of Nasdaq’s Amended and Restated Certificate of Incorporation.

3.2	Nasdaq’s By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASDAQ, INC.

Dated: September 8, 2015	By:	/S/ EDWARD S. KNIGHT
Edward S. Knight
Executive Vice President and General Counsel